Exhibit 99.2

Global Net Lease, Inc.

Supplemental Information

Quarter ended December 31, 2015 (unaudited)

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Please note that totals may not add due to rounding.

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Annual Report on Form 10-K for the year ended December 31, 2014 of Global Net Lease, Inc. (the “Company”), including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” (ii) the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015, filed on May 18, 2015, August 10, 2015, and November 10, 2015 and (iii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2014, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

2

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Non-GAAP Definitions

This section includes non-GAAP financial measures, including Funds from Operations, Core Funds from Operations, Adjusted Funds from Operations, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization, Net Operating Income, and Cash Net Operating Income. A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below.

Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations

Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP").

We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper"). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT's definition.

The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, and straight-line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time, especially if not adequately maintained or repaired and renovated as required by relevant circumstances or as requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate Core FFO and/or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

3

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Non-GAAP Definitions

We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs in our peer group.

Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses.

Core FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that are considered to be non-core, such as charges relating to the Listing Note and listing related fees. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividend payments to stockholders. In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition and transaction related costs as well as non-core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties.

We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. We also exclude dividends on Class B Units as the related shares are assumed to have converted to common stock in our calculation of fully diluted weighted average shares of common stock. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that are not making a significant number of acquisitions. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.

4

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Non-GAAP Definitions

In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining operating net income. These expenses are paid in cash by us, and therefore such funds will not be available to distribute to investors. All paid and accrued merger, acquisition and transaction related fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, the ability to fund dividends or distributions in the future, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property and certain other expenses. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income in determining cash flow from operating activities. In addition, we view fair value adjustments as items which are unrealized and may not ultimately be realized. We view both gains and losses from fair value adjustments as items which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.

As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

5

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Non-GAAP Definitions

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, Cash Net Operating Income and Adjusted Cash Net Operating Income.

We believe that earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction-related expenses, other non-cash items and including our pro-rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs.

Net operating income ("NOI") is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity.

Cash NOI is NOI presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and the amortization of above and below market leases.

6

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Key Metrics

As of and for the three months ended December 31, 2015

Amounts in thousands, except per share data, ratios and percentages

Financial Results
Rental income	$52,118
Net income attributable to stockholders	12,789
Basic and diluted net income per share attributable to stockholders	$0.07
Cash NOI	45,366
Adjusted EBITDA	42,161
AFFO	30,664
AFFO per fully diluted share	0.18

Dividends paid per share - fourth quarter	0.18
Dividend yield - annualized, based on quarter end share price of $7.95	8.8%
Dividend payout ratio - fourth quarter	100.0%

Balance Sheet and Capitalization
Equity market capitalization - based on quarter end share price of $7.95	$1,343,046
Net debt	1,179,732
Enterprise value	2,522,778

Total capitalization	2,592,716

Total consolidated debt	1,248,994
Total assets	2,548,306
Liquidity	92,652

Common shares outstanding as of Dec 31, 2015 (thousands)	168,937
Share price, end of quarter	$7.95

Net debt to enterprise value	46.8%
Net debt to adjusted EBITDA (annualized)	7.0	x

Weighted-average interest rate cost	2.5%
Weighted-average debt maturity (years)[1]	2.0

Real Estate Portfolio
Number of properties	329
Number of tenants	86

Square footage (millions)	18.7
Occupancy	100.0%
Weighted-average remaining lease term (years)	11.3

Footnotes:

[1] Credit facility has an initial maturity date of July 25, 2016 with two one-year extensions, subject to certain conditions.  Weighted-average debt maturity assumes that the extensions are exercised.

7

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Consolidated Balance Sheets
Amounts in thousands

	Dec 31, 2015	Dec 31, 2014
Assets
Real estate investments, at cost:
Land	$341,911	$326,696
Buildings, fixtures and improvements	1,685,919	1,519,558
Construction in progress	180	9,706
Acquired intangible lease assets	518,294	484,079
Total real estate investments, at cost	2,546,304	2,340,039
Less accumulated depreciation and amortization	(133,329)	(42,568)
Total real estate investments, net	2,412,975	2,297,471
Cash and cash equivalents	69,938	64,684
Restricted cash	3,319	6,104
Derivatives, at fair value	5,812	13,638
Investment securities, at fair value	-	490
Prepaid expenses and other assets	38,393	24,873
Due from affiliates	136	500
Deferred tax assets	2,890	2,102
Goodwill and other intangible assets, net	2,988	3,665
Deferred financing costs, net	11,855	15,270
Total assets	$2,548,306	$2,428,797

Liabilities and Equity
Mortgage notes payable	$531,708	$281,186
Mortgage premium, net	676	1,165
Credit facility	717,286	659,268
Below-market lease liabilities, net	27,978	21,676
Derivatives, at fair value	6,028	6,115
Listing note, at fair value	-	-
Due to affiliates	399	400
Accounts payable and accrued expenses	22,783	15,692
Prepaid rent	15,491	12,252
Taxes payable	4,530	3,665
Deferred tax liability	424	-
Dividends payable	407	10,709
Total liabilities	1,327,710	1,012,128

Common stock	1,692	1,782
Additional paid in capital	1,480,162	1,575,592
Accumulated other comprehensive loss	(3,649)	(5,589)
Accumulated deficit	(272,335)	(155,116)
Total stockholders' equity	1,205,870	1,416,669
Non-controlling interest	14,726	-
Total equity	1,220,596	1,416,669
Total liabilities and equity	$2,548,306	$2,428,797

8

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Consolidated Statements of Income
Amounts in thousands, except per share data and ratios

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015

Revenues:
Rental income	$52,118	$47,836	$47,234	$47,432
Operating expense reimbursements	3,925	2,416	1,834	2,537
Total revenues	56,043	50,252	49,068	49,969

Expenses:
Property operating	7,389	3,355	3,377	4,059
Operating fees to affiliates	4,956	4,902	4,065	1,244
Acquisition and transaction related	76	4,680	212	1,085
Listing fees	150	-	18,503	-
Vesting of class B units	-	-	14,480	-
Change in fair value of Listing Note	(3,380)	(1,050)	4,430	-
General and administrative	1,537	2,014	1,885	1,739
Equity based compensation	(90)	1,917	510	8
Depreciation and amortization	23,918	22,949	22,089	21,114
Total expenses	34,556	38,767	69,551	29,249
Operating income (loss)	21,487	11,485	(20,483)	20,720
Other income (expense):
Interest expense	(10,065)	(9,041)	(7,947)	(7,811)
Income from investments	-	8	-	7
Gains on foreign currency	-	-	-	-
Realized losses on investment securities	-	(66)	-	-
Gains (losses) on derivative instruments	1,150	2,310	(3,736)	4,211
Gains (losses) hedges and derivatives deemed ineffective	2,679	1,505	(508)	1,448
Unrealized (losses) gains on non-functional foreign currency advances not designated as net investment hedges	(623)	-	(11,842)	8,907
Other income (expense)	64	(10)	12	13
Total other income (expense), net	(6,795)	(5,294)	(24,021)	6,775
Net income (loss) before income taxes	14,692	6,191	(44,504)	27,495
Income tax expense	(1,766)	(703)	(1,303)	(1,640)
Net income (loss)	12,926	5,488	(45,807)	25,855
Non-controlling interest	(137)	(56)	143	-
Net income (loss) attributable to stockholders	$12,789	$5,432	$(45,664)	$25,855

Basic and Diluted Earnings Per Share:
Basic and diluted net income (loss) per share attributable to stockholders	$0.07	$0.03	$(0.25)	$0.14
Basic and diluted weighted average shares outstanding (thousands)	168,937	168,948	180,380	179,156

9

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Non-GAAP Measures
Amounts in thousands, except per share data and ratios

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015

EBITDA:
Net income (loss)	$12,926	$5,488	$(45,807)	$25,855
Depreciation and amortization	23,918	22,949	22,089	21,114
Interest expense	10,065	9,041	7,947	7,811
Income tax expense	1,766	703	1,303	1,640
EBITDA	$48,675	$38,181	$(14,468)	$56,420

Adjusted EBITDA:
Listing Fees	$150	$-	$18,503	$-
Vesting of class B units	-	-	14,480	-
Change in fair value of Listing Note	(3,380)	(1,050)	4,430	-
Equity based compension	(90)	1,917	510	8
Acquisition and transaction related	76	4,680	212	1,085
Income from investments	-	(8)	-	(7)
Gains on foreign currency	-	-	-	-
Realized losses on investment securities	-	66	-	-
(Gains) losses on derivative instruments	(1,150)	(2,310)	3,736	(4,211)
(Gains) losses hedges and derivatives deemed ineffective	(2,679)	(1,505)	508	(1,448)
Unrealized losses (gains) on non-functional foreign currency advances not designated as net investment hedges	623	-	11,842	(8,907)
Other (income) expense	(64)	10	(12)	(13)
Adjusted EBITDA	$42,161	$39,981	$39,741	$42,927

Net Operating Income (NOI):
Operating fees to affiliates	$4,956	$4,902	$4,065	$1,244
General and administrative	1,537	2,014	1,885	1,739
NOI	$48,654	$46,897	$45,691	$45,910

Cash Net Operating Income (Cash NOI):
Amortization of above/below market lease assets and liabilities	(52)	94	101	109
Straight-line rent	(3,236)	(3,697)	(3,437)	(4,439)
Cash NOI	45,366	43,294	42,355	41,580

10

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Non-GAAP Measures
Amounts in thousands, except per share data and ratios

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015

Funds from operations (FFO):
Net income (loss) attributable to stockholders (in accordance with GAAP)	$12,789	$5,432	$(45,664)	$25,855
Depreciation and amortization	23,918	22,949	22,089	21,114
FFO (as defined by NAREIT) attributable to stockholders	$36,707	$28,381	$(23,575)	$46,969
Acquisition fees and expenses	76	4,680	212	1,085
Listing fees	150	-	18,503	-
Vesting of class B units upon listing	-	-	14,480	-
Change in fair value of Listing Note	(3,380)	(1,050)	4,430	-
Core FFO	$33,553	$32,011	$14,050	$48,054
Non-cash equity based compensation	(90)	1,917	510	8
Non-cash portion of interest expense	2,365	2,306	1,994	1,944
Realized losses on investment securities	-	66	-	-
Non-recurring general and administrative expenses[1]	302	188	-	-
Class B distributions	-	(94)	309	124
Amortization of above and below-market leases and ground lease assets and liabilities, net	(52)	94	101	109
Straight-line rent	(3,236)	(3,697)	(3,437)	(4,439)
(Gains) losses on hedges and derivatives deemed ineffective	(2,679)	(1,505)	508	(1,448)
Unrealized losses (gains) on non-functional foreign currency advances not designated as net investment hedges	623	-	11,842	(8,907)
Amortization of mortgage premiums	(122)	(123)	(202)	(42)
Adjusted funds from operations (AFFO)	$30,664	$31,163	$25,675	$35,403

Fully diluted shares outstanding[2] (thousands)	171,838	170,934	182,190	179,156

FFO per diluted share	$0.21	$0.17	$(0.13)	$0.26

Core FFO per diluted share	0.20	0.19	0.08	0.27

AFFO per diluted share	0.18	0.18	0.14	0.20

Dividends declared	$30,306	$30,314	$24,289	$31,364

Footnotes:

[1] Represents our estimate of non-recurring internal audit service fees.

[2] Fully diluted shares outstanding represents common shares outstanding and all participating common share equivalents (OP units, unvested restricted stock units and unearned LTIP units equivalent) as of each respective reporting period.

11

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Debt Overview
As of December 31, 2015
Amounts in thousands, except per share data, ratios and percentages

Year of Maturity	Number of Properties	Weighted-Average Debt Maturity (Years)	Weighted-Average Interest Rate[2]	Total Outstanding Balance	Percent
Non-Recourse Debt
2016	-	-	-	$-
2017	19	1.4	6.24%	23,182
2018	8	2.6	2.82%	83,513
2019	10	3.5	2.63%	189,894
2020	35	4.7	2.94%	217,136
2021	1	5.5	5.32%	17,982
2022	-	-	-	-
Total Non-Recourse Debt	73	3.8	3.04%	$531,708	43%

Recourse Debt
Senior Unsecured Credit Facility[1]		0.6	2.17%	$717,286
Total Recourse Debt		0.6	2.17%	$717,286	57%

Total Debt		2.0	2.54%	$1,248,994	100%

Total Debt by Currency	Percent
USD	23%
EUR	40%
GBP	37%
Total	100%

Footnotes:

[1] Credit facility has an initial maturity date of July 25, 2016 with two one-year extensions, subject to certain conditions.  Weighted average debt maturity assumes that the extensions are exercised.

[2] As of December 31, 2015, the Company’s total combined debt had a weighted average interest rate cost of 2.5%, of which 63.4% was fixed rate or swapped to a fixed rate and 36.6% at floating rate.

12

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Investment Activity
As of December 31, 2015
Amounts in thousands, except per share data, ratios and percentages

2015 Acquisitions

Property	Property Location(s)	Purchase Price [1]	Closing Date	Property Type(s)	Gross Square Footage
1Q15
C&J Energy	3990 Rogerdale, Houston, TX		Mar 05, 2015	Office	125
FedEx Ground Package System, Inc.	603 West b1550 South, Salina, UT		Mar 12, 2015	Distribution	12
1Q15 Total		$38,655			137

2Q15
FedEx Ground Package System, Inc.	3815 Airport Road, Pierre, SD		Apr 09, 2015	Distribution	26
Fresenius	520 Physicians Lane, Sumter, SC		May 01, 2015	Office	10
2Q15 Total		$8,529			36

3Q15
Fresenius	3801 Woodlake Dr, Hephzibah, GA		Jul 15, 2015	Office	6
Crowne Group	24358 Groesbeck Highway, Warren, MI		Aug 03, 2015	Industrial	92
Crowne Group	576 Beck Street, Jonesville, MI		Aug 03, 2015	Industrial	89
Crowne Group	18401 Malyn Blvd, Fraser, MI		Aug 03, 2015	Industrial	115
Crowne Group	3108 Highway 76 East, Marion, SC		Aug 31, 2015	Industrial	225
Crowne Group	4004 North US 421, Madison, IN		Aug 31, 2015	Industrial	232
Crowne Group	101 East Industrial Blvd, Logansport, IN		Aug 31, 2015	Industrial	186
JIT Steel	610 Manufacturers Way, Chattanooga, TN		Sep 08, 2015	Industrial	76
JIT Steel	530 Manufacturers Way, Chattanooga, TN		Sep 08, 2015	Industrial	51
Mapes & Sprowl	1100 East Devon Avenue, Elk Grove Village, IL		Sep 08, 2015	Industrial	61
Beacon Health	3355 Douglas Rd, South Bend, IN		Sep 16, 2015	Office	50
National Oilwell [2]	4612 County Road 430, Pleasanton, TX		Sep 17, 2015	Industrial	16
Office Depot	Columbusweg 33, Venlo, The Netherlands		Sep 22, 2015	Office	206
Finnair	Helsinki Airport, Helsinki, Finland		Sep 23, 2015	Industrial	656
Hannibal	6501 Bimgle Rd, Houston, TX		Sep 24, 2015	Industrial	109
FedEx	1730 Energy Drive, Mankato, MN		Sep 25, 2015	Industrial	91
3Q15 Total		$207,823			2,261

4Q15
4Q15 Total		$-			-
Year-to-Date Total Acqusitions		$255,007			2,434

Footnotes:

[1] Purchase price, excluding acquisition related costs, based on the exchange rate at the date of purchase, where applicable.

[2] The property was initially acquired in May 2014.  The company has expanded the property in September 2015 by purchasing  an additional 15,975 square feet with 14.5 years of remaining lease term as of December 31, 2015.

13

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Top Ten Tenants
As of December 31, 2015
Amounts in thousands, except per share data, ratios and percentages

Tenant / Lease Guarantor	Property Type	Tenant Industry	GAAP NOI[1]	Percent
RWE AG	Office	Utilities	$10,396	5%
FedEx Ground Package System, Inc.	Distribution	Freight	9,620	5%
Family Dollar	Retail	Discount Retail	8,825	4%
Government Services Administration (GSA)	Office	Government	8,571	4%
Finnair	Industrial	Aerospace	8,546	4%
Quest Diagnostics, Inc.	Office	Healthcare	6,308	3%
Crown Crest	Distribution	Retail Food Distribution	5,890	3%
Tokmanni	Office	Discount Retail	5,618	3%
Fujitsu Office Properties	Office	Technology	4,779	2%
Trinity Health	Office	Healthcare	4,656	2%
Subtotal			$73,208	35%

Remaining portfolio			128,028	65%

Total Portfolio			$201,236	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of December 31, 2015.

14

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Diversification by Property Type
As of December 31, 2015
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Property Type	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent
Office	$107,430	53%	7,075	38%	$52,055	46%	3,410	29%
Industrial	38,834	19%	5,004	27%	26,819	24%	3,762	32%
Retail	30,346	15%	2,920	16%	15,887	14%	1,796	15%
Distribution	22,346	11%	3,683	20%	15,476	14%	2,702	23%
Other	2,279	1%	58	0%	2,279	2%	58	0%
Total	$201,236	100%	18,740	100%	$112,516	100%	11,727	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of December 31, 2015.

15

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Diversification by Tenant Industry
As of December 31, 2015
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Industry Type	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent
Financial Services	$20,252	10%	1,650	9%	$5,061	4%	559	5%
Discount Retail	18,248	9%	2,032	11%	12,630	11%	1,231	10%
Technology	16,424	8%	892	5%	5,517	5%	253	2%
Aerospace	14,323	7%	1,258	7%	5,777	5%	602	5%
Energy	14,097	7%	1,043	6%	14,097	13%	1,043	9%
Healthcare	12,294	6%	664	4%	5,986	5%	440	4%
Utilities	12,288	6%	673	4%	-	-	-	-
Freight	11,087	6%	1,164	6%	11,087	10%	1,164	10%
Pharmaceuticals	9,789	5%	390	2%	9,789	9%	390	3%
Telecommunications	8,821	4%	648	3%	2,164	2%	133	1%
Government	8,571	4%	333	2%	8,571	8%	333	3%
Auto Manufacturing	6,556	3%	1,940	10%	6,556	6%	1,940	17%
Retail Food Distribution	5,890	3%	806	4%	-	-	-	-
Restaurant - Quick Service	3,419	2%	74	0%	-	-	-	-
Specialty Retail	3,390	2%	280	1%	-	-	-	-
Automotive Parts Supplier	3,380	2%	411	2%	1,311	1%	91	1%
Home Decor	3,256	2%	565	3%	3,256	3%	565	5%
Metal Processing	2,862	1%	448	2%	2,862	3%	448	4%
Home Maintenance	2,447	1%	231	1%	-	-	-	-
Office Supplies	2,181	1%	206	1%	2,181	2%	206	2%
Foot Apparel	2,141	1%	589	3%	2,141	2%	589	5%
Metal Fabrication	2,120	1%	297	2%	2,120	2%	297	3%
Consumer Goods	2,030	1%	272	1%	1,049	1%	96	1%
Other [2]	15,370	8%	1,875	10%	10,360	9%	1,348	11%
Total	$201,236	100%	18,740	100%	$112,516	100%	11,727	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of December 31, 2015.

[2] Other includes 9 industry types as of December 31, 2015.

16

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Diversification by Geography
As of December 31, 2015
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Region	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent	GAAP NOI	GAAP NOI Percent	Square Footage	Sq. ft. Percent
United States	$117,125	58.2%	12,085	64.5%	$103,917	92.4%	11,173	95.3%
Texas	23,244	11.6%	2,010	10.7%	18,756	16.7%	1,608	13.7%
Michigan	15,966	7.9%	2,296	12.3%	15,966	14.2%	2,296	19.6%
California	12,890	6.4%	675	3.6%	4,170	3.7%	165	1.4%
New Jersey	8,505	4.2%	349	1.9%	8,505	7.6%	349	3.0%
Tennessee	5,810	2.9%	789	4.2%	5,810	5.2%	789	6.7%
Indiana	4,485	2.2%	1,114	5.9%	4,485	4.0%	1,114	9.5%
Ohio	4,203	2.1%	508	2.7%	4,203	3.7%	508	4.3%
Pennsylvania	3,785	1.9%	376	2.0%	3,785	3.4%	376	3.2%
Kentucky	3,687	1.8%	517	2.8%	3,687	3.3%	517	4.4%
South Carolina	3,587	1.8%	424	2.3%	3,587	3.2%	424	3.6%
Florida	3,421	1.7%	244	1.3%	3,421	3.0%	244	2.1%
Illinois	2,629	1.3%	571	3.0%	2,629	2.3%	571	4.9%
Missouri	2,582	1.3%	139	0.7%	2,582	2.3%	139	1.2%
New York	2,398	1.2%	221	1.2%	2,398	2.1%	221	1.9%
Minnesota	1,865	0.9%	150	0.8%	1,865	1.7%	150	1.3%
Massachusetts	1,772	0.9%	127	0.7%	1,772	1.6%	127	1.1%
Oklahoma	1,617	0.8%	159	0.8%	1,617	1.4%	159	1.4%
North Carolina	1,467	0.7%	243	1.3%	1,467	1.3%	243	2.1%
Maine	1,441	0.7%	50	0.3%	1,441	1.3%	50	0.4%
Kansas	1,275	0.6%	179	1.0%	1,275	1.1%	179	1.5%
Louisiana	1,260	0.6%	137	0.7%	1,260	1.1%	137	1.2%
South Dakota	1,119	0.6%	54	0.3%	1,119	1.0%	54	0.5%
Arizona	982	0.5%	159	0.8%	982	0.9%	159	1.4%
North Dakota	884	0.4%	47	0.3%	884	0.8%	47	0.4%
Colorado	849	0.4%	27	0.1%	849	0.8%	27	0.2%
Mississippi	800	0.4%	81	0.4%	800	0.7%	81	0.7%
Alabama	791	0.4%	74	0.4%	791	0.7%	74	0.6%
Maryland	785	0.4%	120	0.6%	785	0.7%	120	1.0%
Georgia	670	0.3%	48	0.3%	670	0.6%	48	0.4%
Nebraska	564	0.3%	58	0.3%	564	0.5%	58	0.5%
New Mexico	468	0.2%	46	0.2%	468	0.4%	46	0.4%
Utah	395	0.2%	20	0.1%	395	0.4%	20	0.2%
Iowa	296	0.1%	32	0.2%	296	0.3%	32	0.3%
Delaware	270	0.1%	10	0.1%	270	0.2%	10	0.1%
Idaho	201	0.1%	16	0.1%	201	0.2%	16	0.1%
Arkansas	89	0.0%	8	0.0%	89	0.1%	8	0.1%
Virginia	76	0.0%	8	0.0%	76	0.1%	8	0.1%
United Kingdom	39,530	19.6%	2,708	14.5%	-	-	-	-
Germany	18,607	9.2%	1,870	10.0%	-	-	-	-
Finland	14,163	7.0%	1,457	7.8%	-	-	-	-
The Netherlands	8,599	4.3%	554	3.0%	8,599	7.6%	554	4.7%
US Province	3,212	1.6%	65	0.3%	-	-	-	-
Total	$201,236	100%	18,740	100%	$112,516	100%	11,727	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of December 31, 2015.

17

Global Net Lease, Inc.
Supplemental Information
Quarter ended December 31, 2015 (unaudited)

Lease Expirations
As of December 31, 2015
Amounts in thousands, except per share data, ratios and percentages

Year of Expiration	Number of Leases Expiring	GAAP NOI[1]	GAAP NOI Percent	Leased Rentable Square Feet	Percent of Rentable Square Feet Expiring
2016	-	$-	-	-	-
2017	-	-	-	-	-
2018	-	-	-	-	-
2019	-	-	-	-	-
2020	2	3,482	1.7%	386	2.1%
2021	2	5,003	2.5%	323	1.7%
2022	16	20,260	10.1%	1,553	8.3%
2023	25	17,760	8.8%	1,891	10.1%
2024	39	45,312	22.5%	3,868	20.6%
2025	35	20,667	10.3%	1,758	9.4%
2026	17	26,964	13.4%	2,035	10.9%
2027	10	2,385	1.2%	163	0.9%
2028	47	8,861	4.4%	1,058	5.6%
2029	118	27,182	13.5%	2,732	14.6%
2030	9	4,278	2.1%	312	1.7%
2031	-	-	-	-	-
Thereafter (>2031)	9	19,080	9.5%	2,661	14.1%
Total	329	$201,236	100%	18,740	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of December 31, 2015.

18